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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 16, 2002


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                  0-692             46-0172280
(State or other jurisdiction of    (Commission        (IRS Employer
 incorporation or organization)    File Number)     Identification No.)


125 South Dakota Avenue                                          57104
Sioux Falls, South Dakota
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:     (605) 978-2908






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Item 4.  Changes in Registrant's Certifying Accountant.

(a)      Previous Independent Accountants

         (i) NorthWestern Corporation dismissed Arthur Andersen LLP as its independent accountants on May 16, 2002.

         (ii) The reports of Arthur Andersen LLP on the financial statements of NorthWestern Corporation for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The decision to dismiss Arthur Andersen LLP was approved by the Audit Committee of the Board of Directors of NorthWestern Corporation.

         (iv) During NorthWestern Corporation's two most recent fiscal years and through May 16, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference thereto in its report on the financial statements for such years.

         (v) During NorthWestern Corporation's two most recent fiscal years and through May 16, 2002, there were no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

         (vi) NorthWestern Corporation requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter from Arthur Andersen LLP, dated May 16, 2002, is filed as Exhibit 16.1 to this Form 8-K.

(b)      New Independent Accountants

         (i) NorthWestern Corporation engaged Deloitte & Touche LLP as its new independent accountants as of May 16, 2002.

         (ii) During NorthWestern Corporation's two most recent fiscal years and through May 16, 2002, NorthWestern Corporation has not consulted with Deloitte & Touche LLP regarding: (A) the application of accounting principles to a specified transaction, either completed or proposed;
         (B) the type of audit opinion that might be rendered on NorthWestern Corporation's financial statements, for which either a written report or oral advice was provided to NorthWestern Corporation that Deloitte & Touche LLP concluded was an important factor considered by NorthWestern Corporation in reaching a decision as to the accounting, auditing or financial reporting issue; or (C) any matter that was wither the subject of a "disagreement" (as defined in Regulation S-K Item
         304(a)(1)(iv)) of and the related instructions to Item 304) or a "reportable event" (as defined in Regulation S-K Item 304(a)(1)(v)).



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 22, 2002.
Exhibit  99.1  Press Release of NorthWestern Corporation dated May 16, 2002.
Exhibit  99.2  Press Release of NorthWestern Corporation dated May 17, 2002.


Item 9. Regulation FD Disclosure.

         On May 16, 2002, NorthWestern Corporation (NYSE: NOR) issued a press release confirming its full-year 2002 earnings estimates, advising that it has no knowledge of any reason for the recent unusual trading activity of its stock, and reporting that it has filed its Form 10-K for the quarter ended March 31, 2002. On May 17, 2002, NorthWestern issued a press release reaffirming 2002 performance and annualized free cash flow targets, announcing the selection of Deloitte & Touche LLP as its new independent accountants for 2002, and notifying the investment community of the company's investor webcast held the same day. The full text of each press release is set forth in Exhibit 99.1 and Exhibit 99.2, respectively, hereto. These exhibits are not filed but are furnished pursuant to Regulation FD.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NorthWestern Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NorthWestern Corporation,
                                        a Delaware corporation


Date: May 22, 2002                      By:   /s/ Kipp D. Orme
                                            ---------------------------
                                            Kipp D. Orme
                                            Vice President - Finance and Chief
                                            Financial Officer




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                                  EXHIBIT INDEX


Exhibit
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Exhibit 16.1   Letter from Arthur  Andersen LLP to the  Securities  and Exchange
               Commission dated May 22, 2002.

Exhibit 99.1   Press Release of NorthWestern Corporation dated May 16, 2002.

Exhibit 99.2   Press Release of NorthWestern Corporation dated May 17, 2002.